EXHIBIT 10.3

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 24, 2004 (this “Amendment”), is among MSX International, Inc., a Delaware corporation (with its successors and assigns, the “Company”), the other Loan Parties, the Lenders and Bank One, NA, a national banking association having its principal office in Chicago, Illinois, as LC Issuer and as Agent.

RECITALS

                                A.          The Company, the other Loan Parties, the Lenders and Bank One, NA, a national banking association having its principal office in Chicago, Illinois, as LC Issuer and as Agent, are parties to an Amended and Restated Credit Agreement dated as of August 1, 2003 (the “Credit Agreement”).

                                B.          The Company and the other Loan Parties have requested that the Agent, the LC Issuer and the Lenders amend the Credit Agreement as set forth herein, and the Agent, the LC Issuer and the Lenders are willing to do so in accordance with the terms hereof.

TERMS

                                In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement shall be amended as follows:

                                1.1          Section 2.1.1(d) is amended by adding the following after the word telephone in the first sentence thereof: “(if such notice by telephone is permitted by such Lender)”.

                                1.2          Section 2.1.2(d) is amended by adding the following to the end thereof: “Each reimbursement obligation owing by any Revolving Borrower, whether under this Section 2.1.2(d) or otherwise under this Agreement, (A) that is outstanding in a Permitted Currency other than Dollars, (B) that has not been paid by such Revolving Borrower and (C) for which the LC Issuer has demanded that the Lenders pay to the LC Issuer their Pro Rata Share, shall immediately and automatically be converted to and redenominated in Dollars equal to the Dollar Amount thereof upon each of the conditions in the foregoing clauses (A), (B) and (C) being satisfied.”

                                1.3          Section 2.18(a) is restated as follows:

                 (a)          Except as otherwise required pursuant to Section 2.19, principal and interest payments shall be apportioned ratably among the Lenders as set forth in this Article II and payments of the fees shall, as applicable, be apportioned ratably among the Lenders, except for fees payable solely to the Agent and the LC Issuer and except as provided in Section 2.10(c). All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans or not constituting payment of specific fees as specified by the Company, and all proceeds of any Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities, or expense reimbursements including amounts then due to the Agent from the any Borrower (other than in connection with Banking Services or Rate Management Obligations), second, to pay any fees or expense reimbursements then due to the Lenders from any Borrower (other than in connection with Banking Services or Exchange Rate Management Obligations), third, to pay interest due in respect of the Loans, including Non-Ratable Loans, Overadvances, Protective Advances and Swingline Loans, fourth, to pay or prepay principal of the Non-Ratable Loans, Overadvances and Protective Advances, fifth, to pay or prepay principal of the Revolving Loans (other than Non-Ratable Loans, Overadvances and Protective Advances) and unpaid reimbursement obligations in respect of Facility LCs owing by the Company, sixth, to pay or prepay principal of the Revolving Loans (other than Non-Ratable Loans, Overadvances and Protective

Advances) and unpaid reimbursement obligations in respect of Facility LCs owing by the U.K. Borrower, seventh, to pay or prepay principal of the Swingline Loans, eighth, to pay an amount to the Agent equal to one hundred ten percent (105%) of the aggregate undrawn face amount of all outstanding Facility LCs and the aggregate amount of any unpaid reimbursement obligations in respect of Facility LCs, to be held as cash collateral for such Obligations, ninth, to payment of any amounts owing with respect to Banking Services and any amounts owing to the Agent, any Lender or any of their Affiliates with respect to Exchange Rate Management Obligations and tenth, to the payment of any other Secured Obligation due to the Agent or any Lender by the Company. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Company, or unless a Default is in existence, neither the Agent nor any Lender shall apply any payment which it receives to any Eurodollar Loan, except (a) on the expiration date of the Interest Period applicable to any such Eurodollar Loan or (b) in the event, and only to the extent, that there are no outstanding Floating Rate Loans and, in any event, the Company shall pay the Eurodollar breakage losses in accordance with Section 3.4. The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such payments described in the foregoing sentence (which excludes payments relating to principal or interest of specific Loans or constituting payment of specific fees as specified by the Company) and proceeds of Collateral to any portion of the Obligations.

                                ARTICLE II. REPRESENTATIONS. Each Loan Party represents and warrants to the Agent, the LC Issuer and the Lenders that:

                                2.1          The execution, delivery and performance of this Amendment are within its powers, have been duly authorized and is not in contravention of any statute, law or regulation or of any terms of its Articles of Incorporation, By-laws or other organizational documents, or of any material agreement or undertaking to which it is a party or by which it is bound.

                                2.2          This Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against each in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and by general principles of equity.

                                2.3          After giving effect to the amendments contained herein, the representations and warranties contained in Article V of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                                2.4          After giving effect to the amendments and waivers contained herein, no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

                                ARTICLE III. CONDITIONS OF EFFECTIVENESS.

                                3.1          This Amendment shall be effective as of the date hereof when the Loan Parties and the Required Lenders shall have signed this Amendment.

                                ARTICLE IV. MISCELLANEOUS.

                                4.1          References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time. Without limiting the definition of Loan Documents, this Amendment and all other agreements and documents executed in connection herewith constitute Loan Documents.

                                4.2          Except as expressly amended hereby, each Loan Party agrees that the Credit Agreement and all other Loan Documents are ratified and confirmed and shall remain in full force and effect and that it is not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing.

                                4.3          This Amendment may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile copies of signatures shall be treated as original signatures for all purposes under this Amendment.

                IN WITNESS WHEREOF, the Loan Parties, the Lenders, the LC Issuer and the Agent have executed this Amendment as of the date first above written.

BANK ONE, NA, as Agent, LC Issuer and a Lender

By: /s/ Roger F. Reeder
Name: Roger F. Reeder
Title: VP/Associate Director

COMPANY:
MSX INTERNATIONAL, INC.

By: /s/ David A. Crittenden
Name: David A. Crittenden
Title: Assistant Treasurer

FOREIGN SUBSIDIARY BORROWERS:
MSX INTERNATIONAL NETHERLANDS

B.V.

By: /s/ Dennis C. Pike
Name: Dennis C. Pike
Title: Director

MSX INTERNATIONAL LIMITED

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Director

MSX INTERNATIONAL AUSTRALIA PTY LIMITED

By: /s/ Dennis C. Pike
Name: Dennis C. Pike
Title: Director

OTHER LOAN PARTIES:

MSX INTERNATIONAL HOLDINGS LIMITED

By: /s/ Frederick K. Minturn
Name: Frederick K. Minturn
Title: Director

MSX INTERNATIONAL SERVICES (HOLDINGS), INC.

By: /s/ David A. Crittenden
Name: David A. Crittenden
Title: Assistant Treasurer

MSX INTERNATIONAL BUSINESS SERVICES, INC.

By: /s/ David A. Crittenden
Name: David A. Crittenden
Title: Assistant Treasurer

MSX INTERNATIONAL ENGINEERING SERVICES, INC.

By: /s/ David A. Crittenden
Name: David A. Crittenden
Title: Assistant Treasurer

MEGATECH ENGINEERING, INC.

By: /s/ David A. Crittenden
Name: David A. Crittenden
Title: Assistant Treasurer

CHELSEA COMPUTER CONSULTANTS, INC.

By: /s/ David A. Crittenden
Name: David A. Crittenden
Title: Assistant Treasurer

MANAGEMENT RESOURCES INTERNATIONAL, INC.

By: /s/ David A. Crittenden
Name: David A. Crittenden
Title: Assistant Treasurer

INTRANATIONAL COMPUTER CONSULTANTS

By: /s/ David A. Crittenden
Name: David A. Crittenden
Title: Assistant Treasurer

MSX INTERNATIONAL STRATEGIC TECHNOLOGY, INC.

By: /s/ David A. Crittenden
Name: David A. Crittenden
Title: Assistant Treasurer

MSX INTERNATIONAL DEALERNET SERVICES, INC.

By: /s/ David A. Crittenden
Name: David A. Crittenden
Title: Assistant Treasurer

MSX INTERNATIONAL NETHERLANDS (HOLDINGS), C.V.

By: /s/ Dennis C. Pike
Name: Dennis C. Pike
Title: Representative of Partners

MSX INTERNATIONAL EUROPEAN (HOLDINGS), L.L.C.

By: /s/ David A. Crittenden
Name: David A. Crittenden
Title: Assistant Treasurer

CREATIVE TECHNOLOGY SERVICES, L.L.C.

By: /s/ David A. Crittenden
Name: David A. Crittenden
Title: Assistant Treasurer

PILOT COMPUTER SERVICES, INCORPORATED

By: /s/ David A. Crittenden
Name: David A. Crittenden
Title: Assistant Treasurer

MILLENNIUM COMPUTER SYSTEMS, INC.

By: /s/ David A. Crittenden
Name: David A. Crittenden
Title: Assistant Treasurer

MSX INTERNATIONAL PLATFORM SERVICES, LLC

By: /s/ David A. Crittenden
Name: David A. Crittenden
Title: Assistant Treasurer

MSX INTERNATIONAL (HOLDINGS), INC.

By: /s/ David A. Crittenden
Name: David A. Crittenden
Title: Assistant Treasurer

MSX INTERNATIONAL TECHNOLOGY SERVICES, INC.

By: /s/ David A. Crittenden
Name: David A. Crittenden
Title: Assistant Treasurer

PROGRAMMING MANAGEMENT &
SYSTEMS, INC.

By: /s/ David A. Crittenden
Name: David A. Crittenden
Title: Assistant Treasurer

DETROIT 7-3083 791609
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